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                                                                  Exhibit 10.5


                                                                  Page 1 of 1



[LOGO OMITTED]
CHEMUNG CANAL TRUST COMPANY
One Chemung Canal Plaza
Elmira, New York 14901
(607) 737-3711
"LENDER"

BORROWER
Hardinge Inc.

ADDRESS
1 HARDINGE DRIVE- PO BOX 1507
Elmira, NY  14902-1507
TELEPHONE NO.              IDENTIFICATION NO.
607-734-2281


VARIABLE RATE
COMMERCIAL
PROMISSORY
NOTE

OFFICER
INITIALS
JPM

INTEREST
RATE
VARIABLE

PRINCIPAL
AMOUNT
$1,000,000.00

FUNDING
DATE
03/26/02

MATURITY
DATE
09/30/03

CUSTOMER
NUMBER

LOAN
NUMBER

                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE MILLION AND NO/100 Dollars ($1,000,000.00 ) plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued unpaid interest, then to unpaid principal, and then to any late charges or expenses or in any other order as determined by Lender, in Lenders sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable interest rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 DAYS AND THE ACTUAL NUMBER OF DAYS per year. So long as there is no default under this Note, interest on this Note shall be calculated at a variable rate equal to NO/1000 percent (0.000%) per annum over the Index Rate. The initial Index Rate is FOUR AND 750/1000 percent (4.750%) per annum. The initial interest rate on this Note shall be FOUR AND 750/1000 percent (4.750%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on THE DAY THAT THE PRIME RATE CHANGES.

INDEX RATE:  The Index Rate for this Note shall be
        THE PRIME RATE AS PUBLISHED IN THE WALL ST. JOURNAL


MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be N/A percent (N/A%) per annum. The maximum interest rate on this Note shall not exceed SIXTEEN AND NO/1000 percent (16.000%) per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law.

DEFAULT RATE: In the event of any default under this Note, the Lender may, in its discretion, determine that all amounts owed to Lender shall bear interest at the lesser of: Or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: borrower shall pay the principal and interest according to the following schedule:

         17 INTEREST ONLY PAYMENTS BEGINNING APRIL 10, 2002 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON SEPTEMBER 30, 2003.


All payments will be made to lender at its address described above, or at any other address so designated by lender, and in lawful currency of the United States of America.

RENEWAL:  If checked. /_/ this Note is a renewal of Loan Number

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants lender a security interest in, and pledges and assigns to Lender, all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's. (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. /_/ If checked, the obligations under this note are also secured by a lien on and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing by Borrower and lender. If this Note is prepaid in full there will be /X/ No minimum finance charge or prepayment penalty /_/ A minimum finance charge of $ /_/ A prepayment penalty of

LATE PAYMENT CHARGE: If a payment is received more than N/A days late, Borrower will be charged a late payment charge of /_/ % of the unpaid late installment, /_/ $ or % of the unpaid installment, whichever is /_/ greater /_/ less as permitted by law.
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BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: 4/5/02

BORROWER:  Hardinge Inc.                BORROWER:

/s/ J. Patrick Ervin
-------------------------
J. Patrick Ervin
President & CEO
BORROWER:                               BORROWER: